Virtual Investor & Analyst Event Series – Volume 1 Engineering AOC’s Exhibit 99.1

Forward Looking Statements We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, the anticipated timing, costs, design and conduct of our ongoing and planned preclinical studies and planned clinical trials, research and development plans, timing and likelihood of success, prospective products, product approvals, plans and objectives of management for future operations, and future results of anticipated product development efforts, are forward-looking statements. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we are early in our development efforts and all of our development programs are in the preclinical or discovery stage; our approach to the discovery and development of product candidates based on our AOC platform is unproven, and we do not know whether we will be able to develop any products of commercial value; the success of our preclinical studies and clinical trials for our product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; potential delays in the commencement, enrollment and completion of clinical trials; our dependence on third parties in connection with preclinical testing and product manufacturing; disruption to our operations from the COVID-19 pandemic; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory filings and our proposed design of future clinical trials; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; we may use our capital resources sooner than we expect; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our Form 10K for the year ending on December 31, 2020, filed with the SEC on March 15, 2021, and any subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Our Vision To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Luke Living with DM1

Delivering on Our Vision Progressing robust pipeline in muscle Entering the clinic with AOC 1001 in 2H 2021 Planning clinical initiations for both AOC 1044 in DMD and our AOC FSHD program in 2022 Leveraging expertise in clinical and commercial execution Assembling an experienced team in rare & RNA therapies Building an integrated and diverse company in service of our patients DISRUPTIVE & BROAD PLATFORM ADVANCING & EXPANDING PIPELINE AGILE & DIVERSE COMPANY Delivering a New Class of RNA Therapies Demonstrating preclinical proof of concept in multiple tissues Broadening to other tissues & cell types through partnerships & internal discovery

Advancing our Muscle Disease Franchise of AOCs

PROGRAM / INDICATION	TARGET	DISCOVERY / LEAD OPTIMIZATION	IND ENABLING	CLINICAL
MUSCLE DISORDERS				
AOC 1001: Myotonic Dystrophy Type 1 (DM1)	DMPK	▶	▶	Planned Phase 1/2 Trial in H2 2021
AOC FSHD: Facioscapulohumeral Muscular Dystrophy (FSHD)	DUX4	▶	Clinical trial initiations planned for 2022	
AOC 1044: Duchenne Muscular Dystrophy (DMD)	Exon 44 Dystrophin	▶	Clinical trial initiations planned for 2022	
Next AOC DMD Programs	Exon 51 Dystrophin	▶		
	Exon 45 Dystrophin	▶		
AOC Muscle Atrophy: Muscle Atrophy*	MuRF1	▶		
AOC Pompe Disease: Pompe Disease	GYS1	▶		

AVIDITY BIOSCIENCES

* Opportunity for a rare disease indication

5

Goals for the Day Provide a deep dive into the years of engineering supporting our AOCTM platform  Demonstrate how we are delivering on the power of the platform through our pipeline Offer a broader perspective on the history and future of RNA therapeutics Take your questions mAb OLIGO

What’s New: Deep Dive on the AOC Platform: Demonstrating data-driven choices in engineering each component of our AOCs Showing the previously unseen data used to choose a mAb AOC 1001 safety profile supports entry into the clinic: Sharing additional Non-GLP data Presenting outcomes and data from our GLP Tox Studies Pipeline Progress: Announcing AOC 1044 – our lead DMD program targeting Exon 44 – entering IND enabling studies Remaining on track for both AOC 1044 and our AOC FSHD program to enter clinical studies in 2022 Delivering on Progress Highlights from Today

Agenda Welcome & Introduction Engineering the Future of RNA Therapeutics Translating RNA Research Into Medicines Q&A Session Closing Remarks Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Mike Flanagan, Ph.D., CTO (Moderator) Steven F. Dowdy, Ph.D., UCSD Phillip D. Zamore, Ph.D., UMASS Art Levin, Ph.D., CSO Management and Drs. Dowdy and Zamore Sarah Boyce, President & CEO

Avidity Management Team Participants Art Levin, Ph.D. Chief Scientific Officer Art Levin is an expert in the RNA therapeutics field who led teams responsible for the development of many oligonucleotides. He serves as the Chief Scientific Officer at Avidity Biosciences. Previously, he held the position of Executive Vice President of Research and Development at miRagen Therapeutics. Prior to that, he held senior drug development roles at Ionis Pharmaceuticals and Santaris Pharma. He is on the scientific advisory boards of multiple institutions. Dr. Levin received a doctorate in toxicology from the University of Rochester, and a bachelor’s degree in biology from Muhlenberg College. Mike Flanagan, Ph.D. Chief Technical Officer (Panel Moderator) Mike Flanagan has extensive experience developing multiple therapeutic modalities, including RNA therapeutics, antibody drug conjugates, and bispecific antibodies. Prior to joining Avidity, Dr. Flanagan was at Genentech, Inc., where he advanced programs through late-stage research to end of Phase 2 development. Prior to Genentech, he was at Sunesis Pharmaceuticals, Inc., Gilead Sciences, Inc., and Merck & Co., Inc. Dr. Flanagan received a B.S. in Genetics from the UC at Davis, a Ph.D. in Biological Sciences from the UC at Irvine and was an American Cancer Society postdoctoral fellow at the Howard Hughes Medical Institute, Stanford University.

Agenda Welcome & Introduction Engineering the Future of RNA Therapeutics Translating RNA Research Into Medicines Q&A Session Closing Remarks Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Mike Flanagan, Ph.D., CTO (Moderator) Steven F. Dowdy, Ph.D., UCSD Phillip D. Zamore, Ph.D., UMASS Art Levin, Ph.D., CSO Management and Drs. Dowdy and Zamore Sarah Boyce, President & CEO

Engineering the Future of RNA Therapeutics Art Levin, Ph.D., CSO

PIPELINE Established delivery mechanism and built a pipeline of AOCs AVIDITY FOUNDING Founded to solve delivery challenge of oligonucleotides We Followed the Data to AOCs TRANSFERRIN Solidified as first transporter ANTIBODY-OLIGO CONJUGATES Demonstrated more efficient, targeted delivery Antibody-targeted Nanoparticles Ruled out due to high complexity with less efficient delivery  AND BEYOND… Expanded into more cell and tissue types

Engineering AOCs: Following the Data AOCs: Engineering the delivery of RNA therapies AOC 1001: First clinical proof-of-concept program beginning in 2H 2021 Delivering Next: AOCs in rare muscle diseases…and beyond mAb OLIGO

AOCs - A Powerful New Class of Drugs We employ mAbs to cell surface receptors for targeted delivery of oligonucleotides to a range of cell types and tissues Our AOCs combine the proven and safe technologies of monoclonal antibodies and oligonucleotides Specificity of targeting with mAbs Potency & precision of oligonucleotides Targets tissues with potent and durable agents We optimized each of component of AOCs and engineered the molecules to maximize activity, durability, and safety Utilizing decades of proven science to deliver the power of oligonucleotides

Following the Data: Choosing a mAb to Expand Delivery Beyond the Liver mAbs Offer Safe and Effective Targeting to Many Cells and Tissues Plasma PK in a Non-Human Primate To deliver oligonucleotide therapeutics, we followed the data to select the delivery moiety Experiments showed that mAbs are superior Monoclonal antibodies (mAbs) are a proven technology that have been in use for 30 years Chronic therapies with well-established safety profile High specificity and affinity Long half-life We optimized our mAbs through engineering to ensure: Specific epitope binding to not compete with transferrin Antibody is effector function null Placement of the oligo itself on the antibody Fab siRNA (6mg/kg) mAb siRNA (6mg/kg)

Following the data: Engineering the Linker Our Linkers are Optimized for Stability and Durability In addition to engineering our linker, we optimize several other key aspects including: sites of conjugation the ratio of oligonucleotides to antibodies AOCs with Different Linkers at 0.5 mg/kg in Mouse

Following the data: Choosing the Oligonucleotide siRNA was a deliberate choice based on safety, potency and efficacy Selected siRNAs for activity and specificity and engineered them to withstand lysosomal enzymes siRNAs are well characterized Attractive safety profile with no known thrombocytopenia, liver or renal toxicity Potency in the nanomolar or picomolar range Sustained activity in both the cytoplasm and the nucleus Readily reproducible with many experienced manufacturers Leveraging this approach across the pipeline in different tissue and cell types Target mRNA Expression in Gastrocnemius* Modification 1 Modification 2 Modification 3 *Target is myostatin, or MSTN in mouse

Following the Data: Utilizing Multiple Non-Human Primate Studies to Inform our Clinical Studies Studies Key Hypothesis Tested NHP Study 1 & 2 Delivery moiety – Fab vs mAb NHP Study 3 Selection of lead mAb NHP Study 4 & 5 Selection of lead DMPK siRNA NHP Study 6 Non-GLP tox study of AOC 1001 at single and repeat doses, duration of action, intensive PK NHP GLP 1 GLP tox study of AOC 1001

AOC COMPONENTS DATA-DRIVEN COMPONENT CHARACTERISTICS OUR ENGINEERING IMPACT Monoclonal antibody Well-established safety profile High specificity and affinity Long half-life Optimized through engineering to be effector function null Epitope selection for optimal activity Linker Known linker Applicable to multiple oligo modalities Enhanced for safety and durability Engineered sites of conjugation Optimized ratio of oligonucleotides to antibodies siRNA Attractive safety profile - no known thrombocytopenia, liver or renal toxicity Potency in the nanomolar range Sustained activity in the cytoplasm and nucleus Engineered to withstand lysosomal enzymes Selected and modified to diminish off-target effects Following the Data: Each Component was Engineered to Deliver the Optimal AOC for the Target

Engineering AOCs: Following the Data AOCs: Engineering the delivery of RNA therapies AOC 1001: First clinical proof-of-concept program beginning in 2H 2021 Next AOCs: Rare muscle diseases…and beyond mAb OLIGO

DM1, Caused by a Toxic Gain-of-Function mRNA, is Well Suited to an siRNA Approach (CUG) n DMPK DMPK mRNA DM1 Disease Manifestations Misprocessed RNAs Protein Errors CUG MBNL MBNL MBNL Mutant DMPK mRNA Toxic Gain-of-Function MECHANISM OF DISEASE: DM1 is Caused by a Toxic Gain-of-Function of the Mutant DMPK mRNA Trinucleotide expansion in DMPK mRNA sequesters muscleblind-like (MBNL), an RNA splicing protein Depleted MBNL leads to RNA splicing errors in multiple muscle-related RNAs Therapeutic Approach: Reduce DMPK mRNA to minimize RNA splicing errors, improve muscle function, and reverse the course of the disease

The AOC 1001 siRNA is Active in the Nucleus and Cytoplasm DMPK expression % of mock treatment Cytoplasmic fraction Nuclear fraction Whole cell extract Control siDMPK.19 Nuclear and Cytoplasmic DMPK mRNA Levels in DM1 Patient-Derived Muscle Cells; Data: N=2 mean with range DM1 Patient Cells

DMPK-Targeted siRNA Reduces Nuclear Foci in DM1 Patient-Derived Muscle Cells Reduction of Nuclear Foci Containing Mutant DMPK mRNA DMPK RNA Foci MBNL1 DM1 Patient Cells

The AOC 1001 siRNA (siDMPK.19) Produced a 56% Improvement in Splicing in DM1 Myotubes Treatment Signature (100 Splicing Events)

Durable ~75% Reduction of DMPK mRNA in Monkey Skeletal Muscles After a Single Dose of 2mg/kg of siDMPK.19



Quadriceps
Gastrocnemius
% DMPK mRNA Expression in Cynomolgus Monkey
100
75
50
25
0
0
4
8
12
Time (weeks)

25

Robust and Durable Reductions of DMPK Levels in Cardiac Muscle and Diaphragm After a Single Dose DMPK mRNA Expression in Cynomolgus Monkey (% PBS Control) siRNA Dose (mg/kg) Heart Diaphragm Weeks DMPK mRNA Expression in Cynomolgus Monkey (% PBS Control) Dose Response at Week 6 2 mg/kg at Week 12

The AOC 1001 siRNA Reduces DMPK mRNA in a Wide Range Skeletal Muscle at Nanomolar Concentrations DMPK Expression in Skeletal Muscle and GI After a Single i.v. Dose in Monkey

Plasma Profiles Demonstrate No Neutralizing Antibodies to AOC 1001 in NHP Study 6 Study Termination 15 mg/kg 5 mg/kg 1.5 mg/kg Plasma half-life at 5 mg/kg ~ 24hrs No change in peak levels or slopes with repeated dosing, indicating an absence of neutralizing antibodies No accumulation with repeated dosing (Q3W)

AOC 1001 Reduces Muscle DMPK mRNA in Concentration Responsive Manner in Non-human Primates Terminal necropsy was at 7 weeks, following 3 doses at 0, 3, and 6 weeks EC50<0.1 nM Day 21 or 28 Post Dosing NHP Study 6

AOC 1001 GLP Toxicology Study

AOC 1001 Safety Profile Supports Entry into the Clinic No dose limiting toxicity observed in monkey at the highest dose tested No platelet or renal toxicity No treatment-related histopathologic toxicity in monkey No changes in safety pharmacology parameters (cardiac, respiratory and neurological) NOAELs were the highest doses tested in monkey where pharmacology was essentially saturated Mouse was similar in being unremarkable at highest dose tested Summary of IND-enabling 13-week toxicology studies:

AOC 1001 GLP Toxicology Study Design 13-Week GLP toxicology studies in cynomolgus monkeys (low, medium and high doses of siRNA every 6 weeks) Evaluated AOC 1001 at highest dose tested Key endpoints included: safety pharmacology parameters (cardiac, respiratory and neurological) standard safety endpoints including histopathology evaluation of complete tissue list Plasma and tissue pharmacokinetics (PK) Pharmacodynamics (PD) of DMPK mRNA knockdown in muscle and non-muscle tissue

AOC 1001 Produced >80% Reductions of DMPK mRNA in Skeletal Muscle at 13 Weeks of Treatment in Monkey No adverse effects associated with DMPK mRNA reduction Skeletal Muscle LD = Latissimus Dorsi, VL = Vastus Lateralis Cardiac Muscle DMPK mRNA reductions in left ventricle and diaphragm of >75% > 80% DMPK mRNA reduction at all AOC 1001 dose levels across multiple skeletal muscle tissue

AOC 1001 Has Been Engineered for Optimal Therapeutic Profile APPROACHING THE CLINIC Planned Phase 1/2 study initiation in H2 2021 DELIVERING ON DM1 Delivers RNA therapeutic to skeletal muscle Reduces target mRNA in a broad range of muscles in a dose dependent manner EC50s in muscle biopsies are in the nM range Activity after a single dose continues for months Favorable safety profile that supports clinical development plans US Patent No. 10,881,743 for AOC 1001 issued in January 2021

Engineering AOCs: Following the Data AOCs: Engineering the delivery of RNA therapies AOC 1001: First clinical proof-of-concept program beginning in 2H 2021 Delivering next: AOCs in rare muscle diseases…and beyond mAb OLIGO

Advancing our Muscle Disease Franchise of AOCs

PROGRAM / INDICATION	TARGET	DISCOVERY / LEAD OPTIMIZATION	IND ENABLING	CLINICAL
MUSCLE DISORDERS				
AOC 1001: Myotonic Dystrophy Type 1 (DM1)	DMPK	▶	▶	Planned Phase 1/2 Trial in H2 2021
AOC FSHD: Facioscapulohumeral Muscular Dystrophy (FSHD)	DUX4	▶	Clinical trial initiations planned for 2022	
AOC 1044: Duchenne Muscular Dystrophy (DMD)	Exon 44 Dystrophin	▶	Clinical trial initiations planned for 2022	
Next AOC DMD Programs	Exon 51 Dystrophin	▶		
Next AOC DMD Programs	Exon 45 Dystrophin	▶		
AOC Muscle Atrophy: Muscle Atrophy*	MuRF1	▶		
AOC Pompe Disease: Pompe Disease	GYS1	▶		

* Opportunity for a rare disease indication

AVIDITY BIOSCIENCES

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AOCs Engineered to Use Receptor Mediated Uptake for a Range of Tissue and Cell Types In Vivo SKELETAL MUSCLE CARDIAC IMMUNOLOGY IMMUNO-ONCOLOGY LIVER

Engineering AOCs: Following the Data to Deliver RNA AOCs deliver RNA therapeutics with specificity, potency and precision AOCs are the result of years of in-house engineering AOCs exploit the well characterized safety and efficacy profiles of mAbs and siRNAs AOC 1001 – first clinical proof-of-concept program beginning in 2H 2021 Advancing and expanding AOC pipeline – Progressed AOC 1044 and FSHD program into IND-Enabling Studies Focused today on rare disease with potential for much broader application mAb OLIGO

Agenda Welcome & Introduction Engineering the Future of RNA Therapeutics Translating RNA Research Into Medicines Q&A Session Closing Remarks Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Mike Flanagan, Ph.D., CTO (Moderator) Steven F. Dowdy, Ph.D., UCSD Phillip D. Zamore, Ph.D., UMASS Art Levin, Ph.D., CSO Management and Drs. Dowdy and Zamore Sarah Boyce, President & CEO

KOL Panel: Translating RNA Research Into Medicines Panelists: Steven F. Dowdy, Ph.D., UCSD  Phillip D. Zamore, Ph.D., UMASS Art Levin, Ph.D., CSO Moderator:Mike Flanagan, Ph.D., CTO

Panelists: Translating RNA Research Into Medicines Phillip D. Zamore, Ph.D., the Gretchen Stone Cook Professor of Biomedical Sciences, Professor of Biochemistry and Molecular Pharmacology, and Investigator of the Howard Hughes Medical Institute, is Chair of the RNA Therapeutics Institute, which was established at the University of Massachusetts Medical School in 2009. He has a long history in RNA-targeting therapeutics and has been associated with the leading companies in the field. Dr. Zamore received his A.B. and Ph.D. degrees in Biochemistry and Molecular Biology from Harvard University. He then pursued postdoctoral studies at MIT and the Whitehead Institute for Biomedical Research. Steven F. Dowdy, Ph.D., is a professor in the Department of Cellular & Molecular Medicine at the University of California San Diego School of Medicine. His research focuses on the delivery of novel therapeutics, especially RNAi therapies, into cells. He has been involved in multiple RNA biotech startups and currently sits on five Scientific Advisory Boards. Dr. Dowdy received his Ph.D. in Molecular Genetics from the University of California Irvine and performed his postdoctoral fellowship at MIT and the Whitehead Institute for Biomedical Research. Dr. Dowdy was a Howard Hughes Medical Institute Investigator for 18 years. Phillip Zamore, Ph.D. RNA Therapeutics Institute at UMASS Steven Dowdy, Ph.D. Professor of Cellular and Molecular Medicine at UCSD

Agenda Welcome & Introduction Engineering the Future of RNA Therapeutics Translating RNA Research Into Medicines Q&A Session Closing Remarks Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Mike Flanagan, Ph.D., CTO (Moderator) Steven F. Dowdy, Ph.D., UCSD Phillip D. Zamore, Ph.D., UMASS Art Levin, Ph.D., CSO Management and Drs. Dowdy and Zamore Sarah Boyce, President & CEO

Q&A Participants: Avidity Management Steven F. Dowdy, Ph.D., UCSD  Phillip D. Zamore, Ph.D., UMASS Moderator: Art Levin, Ph.D., CSO

Agenda Welcome & Introduction Engineering the Future of RNA Therapeutics Translating RNA Research Into Medicines Q&A Session Closing Remarks Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Mike Flanagan, Ph.D., CTO (Moderator) Steven F. Dowdy, Ph.D., UCSD Phillip D. Zamore, Ph.D., UMASS Art Levin, Ph.D., CSO Management and Drs. Dowdy and Zamore Sarah Boyce, President & CEO

Delivering on the RNA Revolution Sarah Boyce, President & CEO

Goals for the Day Provide a deep dive into the years of engineering underpinning our AOC platform  Demonstrate how we are delivering on the power of the platform through: Engineering the optimal AOCs AOC 1001 - in clinic in 2H 2021 Progressing our pipeline Offer a broader perspective on the history and future of RNA therapeutics Take your questions mAb OLIGO

Delivering on the RNA Revolution AOC 1001 into the clinic in H2 2021 FSHD & DMD programs in the clinic in 2022 Preclinical proof of concept in additional skeletal muscle and other tissues DELIVERING NEXT Luke Living with DM1